Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Viasystems Group, Inc., a Delaware corporation (the “Company”), does hereby certify that, to the best of their knowledge:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: February 15, 2013	/s/ David M. Sindelar
David M. Sindelar
Chief Executive Officer
(Principal Executive Officer)

Date: February 15, 2013	/s/ Gerald G. Sax
Gerald G. Sax
Chief Financial Officer
(Principal Financial Officer)